UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 8, 2005

                                 TECHEDGE, INC.
             (Exact Name of Registrant as Specified in its Charter)



Delaware                          000-50005                      04-3703334
--------------------------------------------------------------------------------
(State or Other           (Commission File Number)             (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)


33 Wood Avenue South, 7F
     Iselin, New Jersey                                          07310
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(Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (732) 632-9896
        -----------------------------------------------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On February 8, 2005, Techedge, Inc., sold 260,000 shares of its common stock, par value $.0001 per share, to Pacific Century Fund LLC pursuant to a stock purchase agreement, dated that same day, with Pacific Century for a purchase price of $1.00 per share. Under the agreement, Techedge granted Pacific Century the right to include the shares that it purchased in any registration statement that Techedge might subsequently file (other than a registration statement on Form S-4, S-8 or other limited purpose form), subject to cutback in the case of an underwritten offering. A copy of the stock purchase agreement is filed as an exhibit to this Current Report on Form 8-K. Techedge's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 inadvertently reported this transaction as having been completed in November 2004.

         Peter Wang, Techedge's Chief Executive Officer and Chairman of the Board of Directors, Ya Li, Techedge's Chief Financial Officer, and Wind Chen, Techedge's Senior Vice President of Strategy, are each members of Pacific Century Fund LLC owning 28.88%, 30.92% and 3.83%, respectively, of the ownership interests of Pacific Century.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

         Reference is made to Item 1.01 hereof with respect to Techedge's entry into the stock purchase agreement with Pacific Century. On February 8, 2005, Techedge sold 260,000 shares of its common stock, par value $.0001 per share, to Pacific Century for an aggregate purchase price of $260,000. The shares were issued in a private placement of securities exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Securities Act.

         Techedge's  reliance upon the exemption from  registration  afforded by
Section 4(2) of the Securities Act is premised on the following:

      o Pacific Century executed a stock purchase agreement in which it acknowledged, among other things, that (i) the shares to be purchased by it would not, upon consummation of the sale, be registered under the Securities Act and could not be transferred in the absence of registration under the Securities Act or an effective exemption from the registration requirements of the Secruities Act, (ii) the certificates representing the shares would bear a legend referring to such transfer restrictions and (iii) that it was purchasing the shares for its own account, not as a nominee or agent, and not with a view towards the resale, distribution or dissemination of the shares and that it had no present arrangement to sell the shares.

      o Pacific Century had an opportunity to ask questions of, and receive answers from Techedge, concerning Techedge and the terms and conditions of the stock purchase.

      o Pacific Century is an "accredited investor," as such term is defined pursuant to Rule 501(a) promulgated under the Securities Act.

      o All of Techedge's communications with Pacific Century regarding the private placement were effected without any general solicitation or public advertising.


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ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      The following exhibits are filed as part of this Current Report

(c) Exhibits

      10.1 Stock Purchase Agreement, dated as of February 8, 2005, between the Registrant and Pacific Century Fund LLC


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      TECHEDGE, INC.



                      By: /s/ Peter Wang
                          -----------------------------------------------------
                          Name:  Peter Wang
                          Title: Chief  Executive  Officer and Chairman of the
                                 Board


Dated:  February 14, 2005


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


                                  EXHIBIT INDEX

      10.1 Stock Purchase Agreement, dated as of February 8, 2005, between the Registrant and Pacific Century Fund LLC